Exhibit 10.19

SIXTH AMENDMENT TO RECEIVABLES LOAN AGREEMENT

This SIXTH AMENDMENT TO RECEIVABLES LOAN AGREEMENT is made as of December 16, 2016 (this “Amendment”), among CHS RECEIVABLES FUNDING, LLC, a Delaware limited liability company (“Receivables Funding”), as Borrower, THE BANK OF NOVA SCOTIA (“Scotia”), as a Committed Lender and as a Managing Agent, CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK (“CA-CIB”), as a Committed Lender, as a Managing Agent and as Administrative Agent, THE BANK OF TOKYO-MITSUBISHI UFJ, LTD. (“BTMU”), as a Committed Lender and as a Managing Agent, ATLANTIC ASSET SECURITIZATION LLC (“Atlantic”), as a Conduit Lender, LIBERTY STREET FUNDING LLC (“Liberty Street”), as a Conduit Lender, VICTORY RECEIVABLES CORPORATION (“Victory”), as a Conduit Lender, and CHSPSC, LLC (as successor-by-conversion to Community Health Systems Professional Services Corporation), a Delaware limited liability company (“Professional Services”), as Collection Agent under the Receivables Loan Agreement, and is acknowledged and agreed by Receivables Funding, as the Company, Professional Services, as Collection Agent under each of the Contribution Agreement and the Sale Agreement, and as Authorized Representative (as defined in the Sale Agreement, the “Authorized Representative”), CHS/COMMUNITY HEALTH SYSTEMS, INC., a Delaware corporation (“CHS”), as Transferor, as Buyer and individually (as the provider of a performance undertaking), and EACH OF THE OTHER PERSONS IDENTIFIED AS ORIGINATORS ON THE SIGNATURE PAGES HERETO AFFILIATED WITH CHS/COMMUNITY HEALTH SYSTEMS, INC., as Originators. All capitalized terms used herein without reference shall have the meanings assigned to such terms in the Receivables Loan Agreement (as defined below) after giving effect to this Amendment.

WHEREAS, Receivables Funding, as Borrower, Scotia, as a Committed Lender and as a Managing Agent, CA-CIB, as a Committed Lender, as a Managing Agent and as Administrative Agent, BTMU, as a Committed Lender and as a Managing Agent, the other Lenders party thereto and Professional Services, as Collection Agent, have entered into the Receivables Loan Agreement, dated as of March 21, 2012 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Receivables Loan Agreement”);

WHEREAS, CHS, as Transferor, Receivables Funding, as the Company, and Professional Services, as Collection Agent thereunder, have entered into the Receivables Purchase and Contribution Agreement, dated as of March 21, 2012 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Contribution Agreement”);

WHEREAS, the Originators, Professional Services, as Collection Agent and Authorized Representative thereunder, and CHS, as Buyer, have entered into the Receivables Sale Agreement, dated as of March 21, 2012 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Sale Agreement”);

WHEREAS, the parties hereto desire to amend certain provisions of the Receivables Loan Agreement pursuant to Section 10.01 of the Receivables Loan Agreement, Section 9.01 of the Contribution Agreement, and Section 9.01 of the Sale Agreement and take the other actions set forth herein, and have agreed to do so subject to the terms and conditions of this Amendment.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendment to Receivables Loan Agreement. Subject to all of the terms and conditions set forth in this Amendment effective as of the Effective Date (as defined below), the Receivables Loan Agreement is hereby amended as follows:

(a) Section 1.01 of the Receivables Loan Agreement is amended by inserting the following definitions in the appropriate alphabetical order:

“Consent Fee Letter” means that certain fee letter dated as of the Sixth Amendment Effective Date, by and among the Borrower, each Managing Agent and the Administrative Agent.

“Sixth Amendment Effective Date” means December 16, 2016.

(b) Section 2.06 of the Receivables Loan Agreement is amended by adding a new clause (l) to the end thereof to read as follows:

(l) On the Sixth Amendment Effective Date, the Borrower shall pay to the Administrative Agent for its own benefit and the benefit of each Managing Agent and each Lender, as applicable, the fees set forth in the Consent Fee Letter that are due and payable on such date.

(c) Section 7.01(r) of the Receivables Loan Agreement is amended and restated in its entirety to read as follows:

(r) CHS or any subsidiary thereof shall fail to perform or observe any term, covenant or agreement contained in (i) Section 6.12 or Section 6.13 of the Parent Credit Agreement as in effect on the Sixth Amendment Effective Date or (ii) Section 6.12 or Section 6.13 of the Parent Credit Agreement as in effect from time to time thereafter, in each case, without regard to any waiver or modification to any of those provisions or any of the defined terms used therein and such failure shall continue for a period of 10 Business Days after the date on which financial statements are required to be delivered with respect to the applicable fiscal quarter hereunder (the “Financial Covenant Cure Period”); or

(d) The second paragraph of Section 7.01 is amended and restated in its entirety to read as follows:

Notwithstanding anything to the contrary contained in this Article VII, during the Financial Covenant Cure Period and in addition to the Borrower’s rights under Section 2.04(d), the Parent may issue Qualified Capital Stock (as defined in the Parent Credit Agreement) and elect to treat all or any portion of the net cash proceeds thereof as having

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increased Consolidated EBITDA (as defined in the Parent Credit Agreement) with respect to such applicable quarter solely for the purpose of determining actual and pro forma compliance with Section 6.12 or Section 6.13 of the Parent Credit Agreement whether as in effect on the Sixth Amendment Effective Date or as in effect from time to time thereafter for purposes of Section 7.01(r) at the end of such applicable quarter and applicable subsequent periods, provided that (a) such proceeds (i) are actually received by the Parent and contributed to CHS no later than ten days after the date on which financial statements are required to be delivered with respect to such fiscal quarter hereunder and (ii) do not exceed the aggregate amount necessary to cause Parent to be in compliance with the covenants under Section 6.12 or Section 6.13 of the Parent Credit Agreement whether as in effect on the Sixth Amendment Effective Date or as in effect from time to time thereafter for purposes of Section 7.01(r) for any applicable period and (b) in each period of four fiscal quarters, there shall be at least two fiscal quarters in which no such right to cure permitted by this paragraph is utilized.

SECTION 2. Conditions to Effectiveness. This Amendment shall become effective upon the date on which the following conditions have been satisfied (with respect to documentary conditions, in form and substance reasonably acceptable to the Administrative Agent) (such date, the “Effective Date”):

(a) The Administrative Agent shall have received counterparts of (i) this Amendment duly executed by each of the Borrower, the Collection Agent, the Managing Agents, the Committed Lenders, the Conduit Lenders and the Administrative Agent and counterparts evidencing acknowledgment and agreement duly executed by each of the Company, the Collection Agent (as Collection Agent under each of the Contribution Agreement and the Sale Agreement), the Authorized Representative, the Transferor, the Buyer, CHS individually and the Originators and (ii) the Consent Fee Letter duly executed by each of the Borrower, the Collection Agent, the Managing Agents, the Committed Lenders, the Conduit Lenders and the Administrative Agent.

(b) All fees and expenses required to be paid prior to an Advance under the Receivables Loan Agreement (as amended by this Amendment) pursuant to (i) the Receivables Loan Agreement (as amended by this Amendment) and (ii) the Consent Fee Letter shall have been paid.

(c) Each Managing Agent and the Administrative Agent shall have completed satisfactory due diligence and obtained the requisite credit approvals.

SECTION 3. Representations and Warranties.

(a) Each of the Borrower and the Collection Agent represents and warrants as of the date hereof that (i) it has taken all necessary action to authorize the execution, delivery and performance of this Amendment and the performance of the Receivables Loan Agreement and the other Facility Documents, each as amended hereby, as applicable, and (ii) no consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment other than such as has been met or obtained and are in full force and effect.

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(b) Each of the Borrower and the Collection Agent represents and warrants as of the date hereof that each of this Amendment and each Facility Document (as amended by this Amendment or otherwise as of the date hereof, as applicable) constitutes such Person’s legal, valid and binding obligation, enforceable against such person in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c) The Borrower hereby makes each of the representations and warranties contained in Sections 4.01 and 4.03 of the Receivables Loan Agreement as of the date hereof, in each case after giving effect to this Amendment, except for those representations and warranties that refer to specific dates, which are made as of the dates indicated therein.

(d) The Collection Agent hereby makes each of the representations and warranties contained in Section 4.02 of the Receivables Loan Agreement as of the date hereof, in each case after giving effect to this Amendment, except for those representations and warranties that refer to specific dates, which are made as of the dates indicated therein.

(e) Each of the Borrower and the Collection Agent further represents and warrants that, both before and after giving effect to this Amendment, no event has occurred and is continuing which constitutes an Event of Default, or would, with the passage of time or the giving of notice, constitute an Event of Default.

SECTION 4. Facility Document. This Amendment shall constitute a Facility Document under the terms of the Receivables Loan Agreement as amended hereby.

SECTION 5. Further Assurances. The Borrower and the Collection Agent agree to promptly take such action, upon the reasonable request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

SECTION 6. Confirmation of Agreement. On and after the date hereof, all references to the Receivables Loan Agreement in the Facility Documents and the other documents and instruments delivered pursuant to or in connection with such Facility Documents shall mean the Receivables Loan Agreement as amended by this Amendment, and as hereafter modified, amended or restated in accordance with its terms. Except as herein expressly amended, the Receivables Loan Agreement is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.

SECTION 7. Confirmation of Undertaking. CHS, as undertaking party under the Collection Agent Performance Undertaking, dated as of March 21, 2012 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Performance Undertaking”), in favor of CA-CIB as administrative agent on behalf of the Lenders, hereby consents to the amendment to the Receivables Loan Agreement set forth in Section 1 of this Amendment, and hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the Performance Undertaking heretofore executed and delivered by it is, and shall continue to be, in

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full force and effect in accordance with its terms and shall apply to the Receivables Loan Agreement (as amended by this Amendment), the Contribution Agreement and the Sale Agreement and the Performance Undertaking is hereby so ratified and confirmed.

SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS OF THE UNITED STATES AND THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN NEW YORK COUNTY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, ANY OTHER FACILITY DOCUMENT, ANY OTHER DOCUMENT DELIVERED PURSUANT HERETO OR THERETO, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

SECTION 9. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by electronic mail in portable document format (pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 10. Severability of Provisions. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 11. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

CHS RECEIVABLES FUNDING, LLC, as Borrower

By:	/s/ Edward W. Lomicka
	Name:	Edward W. Lomicka
	Title:	Vice President and Treasurer

CHS Receivables Funding, LLC 4000 Meridian Boulevard Franklin, Tennessee 37067 Attention: Rachel A. Seifert Telephone No: (615) 465-7000 Facsimile No: (615) 373-9704 Email: rachel_seifert@chs.net

CHSPSC, LLC, as Collection Agent under the Receivables Loan Agreement

By:	/s/ Edward W. Lomicka
	Name:	Edward W. Lomicka
	Title:	Vice President and Treasurer

CHSPSC, LLC
4000 Meridian Boulevard Franklin, Tennessee 37067 Attention: Rachel A. Seifert Telephone No: (615) 465-7000 Facsimile No: (615) 373-9704 Email: rachel_seifert@chs.net

Signature Page to Sixth Amendment to Receivables Loan Agreement

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Administrative Agent, as a Managing Agent and as a Committed Lender

By:	/s/ Kostantina Kourmpetis
	Name:	Kostantina Kourmpetis
	Title:	Managing Director

By:	/s/ Michael Regan
	Name:	Michael Regan
	Title:	Managing Director

Crédit Agricole CIB 1301 Avenue of the Americas New York, NY 10019 Attention: Sunny Gulrajani Telephone No: (212) 261-7845 Facsimile No: (917) 849-5584 Email: sunny.gulrajani@ca-cib.com

ATLANTIC ASSET SECURITIZATION LLC, as a Conduit Lender

By:	CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as attorney-in-fact

By:	/s/ Kostantina Kourmpetis
	Name:	Kostantina Kourmpetis
	Title:	Managing Director

By:	/s/ Michael Regan
	Name:	Michael Regan
	Title:	Managing Director

Atlantic Asset Securitization

c/o Crédit Agricole CIB

1301 Avenue of the Americas

New York, NY 10019

Attention: Sunny Gulrajani

Telephone No: (212) 261-7845

Facsimile No: (917) 849-5584

Email: sunny.gulrajani@ca-cib.com

Signature Page to Sixth Amendment to Receivables Loan Agreement

THE BANK OF NOVA SCOTIA, as a Managing Agent and as a Committed Lender

By:	/s/ Michelle C. Phillips
	Name:	Michelle C. Phillips
	Title:	Director and Execution Head

LIBERTY STREET FUNDING LLC, as a Conduit Lender

By:
Name:
Title:

Signature Page to Sixth Amendment to Receivables Loan Agreement

THE BANK OF NOVA SCOTIA, as a Managing Agent and as a Committed Lender

By:
Name:
Title:

LIBERTY STREET FUNDING LLC, as a Conduit Lender

By:	/s/ Jill A. Russo
	Name:	Jill A. Russo
	Title:	Vice President

Signature Page to Sixth Amendment to Receivables Loan Agreement

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Managing Agent

By:	/s/ Christopher Pohl
	Name:	Christopher Pohl
	Title:	Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Committed Lender

By:	/s/ Christopher Pohl
	Name:	Christopher Pohl
	Title:	Managing Director

VICTORY RECEIVABLES CORPORATION, as a Conduit Lender

By:	/s/ David V. DeAngelis
	Name:	David V. DeAngelis
	Title:	Vice President

Signature Page to Sixth Amendment to Receivables Loan Agreement

ACKNOWLEDGED AND AGREED:

CHS RECEIVABLES FUNDING, LLC, as Company

By:	/s/ Edward W. Lomicka
	Name:	Edward W. Lomicka
	Title:	Vice President and Treasurer

CHS Receivables Funding, LLC 4000 Meridian Boulevard Franklin, Tennessee 37067 Attention: Rachel A. Seifert Telephone No: (615) 465-7000 Facsimile No: (615) 373-9704 Email: rachel_seifert@chs.net

CHSPSC, LLC, as Collection Agent under each of the Contribution Agreement and the Sale Agreement and as Authorized Representative

By:	/s/ Edward W. Lomicka
	Name:	Edward W. Lomicka
	Title:	Vice President and Treasurer

CHSPSC, LLC 4000 Meridian Boulevard Franklin, Tennessee 37067 Attention: Rachel A. Seifert Telephone No: (615) 465-7000 Facsimile No: (615) 373-9704 Email: rachel_seifert@chs.net

Signature Page to Sixth Amendment to Receivables Loan Agreement

ACKNOWLEDGED AND AGREED:

CHS/COMMUNITY HEALTH SYSTEMS, INC., as Transferor, as Buyer and individually

By:	/s/ Edward W. Lomicka
	Name:	Edward W. Lomicka
	Title:	Vice President and Treasurer

Signature Page to Sixth Amendment to Receivables Loan Agreement

ACKNOWLEDGED AND AGREED:

ORIGINATORS:

AFFINITY HOSPITAL, LLC

BERWICK HOSPITAL COMPANY, LLC

BLUEFIELD HOSPITAL COMPANY, LLC

BLUFFTON HEALTH SYSTEM LLC

BULLHEAD CITY HOSPITAL CORPORATION

CARLSBAD MEDICAL CENTER, LLC

CLEVELAND TENNESSEE HOSPITAL COMPANY, LLC

COATESVILLE HOSPITAL CORPORATION

CRESTVIEW HOSPITAL CORPORATION

DEACONESS HEALTH SYSTEM, LLC

DUKES HEALTH SYSTEM, LLC

DYERSBURG HOSPITAL CORPORATION

EMPORIA HOSPITAL CORPORATION

FOLEY HOSPITAL CORPORATION

FRANKLIN HOSPITAL CORPORATION

GADSDEN REGIONAL MEDICAL CENTER, LLC

GRANBURY HOSPITAL CORPORATION

GREENBRIER VMC, LLC

HOSPITAL OF MORRISTOWN, INC.

JACKSON, TENNESSEE HOSPITAL

COMPANY, LLC

JOURDANTON HOSPITAL CORPORATION

KAY COUNTY OKLAHOMA HOSPITAL COMPANY, LLC

LAKE WALES HOSPITAL CORPORATION

LANCASTER HOSPITAL CORPORATION

LAS CRUCES MEDICAL CENTER, LLC

LEA REGIONAL HOSPITAL, LLC

MARTIN HOSPITAL CORPORATION

MARY BLACK HEALTH SYSTEM LLC

MCSA, L.L.C.

MOBERLY HOSPITAL COMPANY, LLC

By:	/s/ Edward W. Lomicka
	Name:	Edward W. Lomicka
	Title:	Vice President and Treasurer

Signature Page to Sixth Amendment to Receivables Loan Agreement

ORIGINATORS (CONT.):

NATIONAL HEALTHCARE OF LEESVILLE, INC.

NORTHAMPTON HOSPITAL COMPANY, LLC

NORTHWEST HOSPITAL, LLC

ORO VALLEY HOSPITAL, LLC

PETERSBURG HOSPITAL COMPANY, LLC

PHOENIXVILLE HOSPITAL COMPANY, LLC

POTTSTOWN HOSPITAL COMPANY, LLC

PORTER HOSPITAL, LLC

QHG OF ENTERPRISE, INC.

QHG OF SOUTH CAROLINA, INC.

ROSWELL HOSPITAL CORPORATION

RUSTON LOUISIANA HOSPITAL COMPANY, LLC

SCRANTON HOSPITAL COMPANY, LLC

SHELBYVILLE HOSPITAL CORPORATION

SILOAM SPRINGS ARKANSAS HOSPITAL COMPANY, LLC

SPOKANE VALLEY WASHINGTON HOSPITAL COMPANY, LLC

SPOKANE WASHINGTON HOSPITAL COMPANY, LLC

ST. JOSEPH HEALTH SYSTEM LLC TOMBALL TEXAS HOSPITAL COMPANY, LLC

WARREN OHIO HOSPITAL COMPANY, LLC

WARREN OHIO REHAB HOSPITAL COMPANY, LLC

WARSAW HEALTH SYSTEM LLC

WEATHERFORD TEXAS HOSPITAL COMPANY, LLC

WESLEY HEALTH SYSTEM, LLC

WEST GROVE HOSPITAL COMPANY, LLC

WILKES-BARRE HOSPITAL COMPANY, LLC

WOMEN & CHILDREN’S HOSPITAL, LLC

YOUNGSTOWN OHIO HOSPITAL COMPANY, LLC

By:	/s/ Edward W. Lomicka
	Name:	Edward W. Lomicka
	Title:	Vice President and Treasurer

Signature Page to Sixth Amendment to Receivables Loan Agreement

ORIGINATORS (CONT.):

KIRKSVILLE MISSOURI HOSPITAL COMPANY, LLC

LUTHERAN MUSCULOSKELETAL CENTER, LLC

OAK HILL HOSPITAL CORPORATION SALEM HOSPITAL CORPORATION SCRANTON QUINCY HOSPITAL COMPANY, LLC

WOODWARD HEALTH SYSTEM, LLC

By:	/s/ Edward W. Lomicka
	Name:	Edward W. Lomicka
	Title:	Vice President and Treasurer

Signature Page to Sixth Amendment to Receivables Loan Agreement

ORIGINATORS (CONT.):

AMORY HMA, LLC

ANNISTON HMA, LLC

BILOXI H.M.A., LLC

BRANDON HMA, LLC

CAMPBELL COUNTY HMA, LLC CARLISLE HMA, LLC

CHESTER HMA, LLC

CITRUS HMA, LLC

CLARKSDARE HMA, LLC

CLINTON HMA, LLC

COCKE COUNTY HMA, LLC

DURANT H.M.A., LLC

EAST GEORGIA REGIONAL MEDICAL CENTER, LLC

FORT SMITH HMA, LLC

HAINES CITY HMA, LLC

HERNANDO HMA, LLC
HMA FENTRESS COUNTY GENERAL HOSPITAL, LLC

HMA SANTA ROSA MEDICAL CENTER, LLC

JACKSON HMA, LLC

JEFFERSON COUNTY HMA, LLC

KEY WEST HMA, LLC

LANCASTER HMA, LLC

LEBANON HMA, LLC

MADISON HMA, LLC

MARSHALL COUNTY HMA, LLC

MELBOURNE HMA, LLC

METRO KNOXVILLE HMA, LLC

MIDWEST REGIONAL MEDICAL CENTER, LLC

By:	/s/ Edward W. Lomicka
	Name:	Edward W. Lomicka
	Title:	Vice President and Treasurer

Signature Page to Sixth Amendment to Receivables Loan Agreement

ORIGINATORS (CONT.):

NORTHWEST ARKANSAS HOSPITALS, LLC
PASCO REGIONAL MEDICAL CENTER, LLC
POPLAR BLUFF REGIONAL MEDICAL
CENTER, LLC
PORT CHARLOTTE HMA, LLC
PUNTA GORDA HMA, LLC
RIVER OAKS HOSPITAL, LLC
ROCKLEDGE HMA, LLC
ROH, LLC
ROSE CITY HMA, LLC
SEBASTIAN HOSPITAL, LLC
SEBRING HOSPITAL MANAGEMENT
ASSOCIATES, LLC
SEMINOLE HMA, LLC
STATESVILLE HMA, LLC
TRIAD OF ALABAMA, LLC
TULLAHOMA HMA, LLC
TUNKHANNOCK HOSPITAL COMPANY LLC
VENICE HMA, LLC
VICKSBURG HEALTHCARE, LLC
YAKIMA HMA, LLC
YORK PENNSYLVANIA HOSPITAL
COMPANY, LLC

By:	/s/ Edward W. Lomicka
Name:	Edward W. Lomicka
Title:	Vice President and Treasurer

Signature Page to Sixth Amendment to Receivables Loan Agreement

ORIGINATORS (CONT.):

BROWNWOOD HOSPITAL, L.P.
By:	Brownwood Medical Center, LLC
Its:	General Partner

By:	/s/ Edward W. Lomicka
	Name:	Edward W. Lomicka
	Title:	Vice President and Treasurer

COLLEGE STATION HOSPITAL, L.P.
By:	College Station Medical Center, LLC
Its:	General Partner

By:	/s/ Edward W. Lomicka
	Name:	Edward W. Lomicka
	Title:	Vice President and Treasurer

IOM HEALTH SYSTEM, L.P.
By:	Lutheran Health Network Investors, LLC
Its:	General Partner

By:	/s/ Edward W. Lomicka
	Name:	Edward W. Lomicka
	Title:	Vice President and Treasurer

Signature Page to Sixth Amendment to Receivables Loan Agreement

ORIGINATORS (CONT.):

LAREDO TEXAS HOSPITAL COMPANY, L.P.
By:	Webb Hospital Corporation
Its:	General Partner

By:	/s/ Edward W. Lomicka
	Name:	Edward W. Lomicka
	Title:	Vice President and Treasurer

LONGVIEW MEDICAL CENTER, L.P.
By:	Regional Hospital of Longview, LLC
Its:	General Partner

By:	/s/ Edward W. Lomicka
	Name:	Edward W. Lomicka
	Title:	Vice President and Treasurer

NAVARRO HOSPITAL, L.P.
By:	Navarro Regional, LLC
Its:	General Partner

By:	/s/ Edward W. Lomicka
	Name:	Edward W. Lomicka
	Title:	Vice President and Treasurer

Signature Page to Sixth Amendment to Receivables Loan Agreement

ORIGINATORS (CONT.):

PINEY WOODS HEALTHCARE SYSTEM, L.P.
By:	Woodland Heights Medical Center, LLC
Its:	General Partner

By:	/s/ Edward W. Lomicka
	Name:	Edward W. Lomicka
	Title:	Vice President and Treasurer

REHAB HOSPITAL OF FORT WAYNE GENERAL PARTNERSHIP
By:	Lutheran Health Network Investors, LLC
Its:	General Partner

By:	/s/ Edward W. Lomicka
	Name:	Edward W. Lomicka
	Title:	Vice President and Treasurer

SAN ANGELO HOSPITAL, L.P.
By:	San Angelo Community Medical Center, LLC
Its:	General Partner

By:	/s/ Edward W. Lomicka
	Name:	Edward W. Lomicka
	Title:	Vice President and Treasurer

VICTORIA OF TEXAS, L.P.
By:	Detar Hospital, LLC
Its:	General Partner

By:	/s/ Edward W. Lomicka
	Name:	Edward W. Lomicka
	Title:	Vice President and Treasurer

Signature Page to Sixth Amendment to Receivables Loan Agreement

ORIGINATORS (CONT.):

ARMC, L.P.
By:	Triad-ARMC, LLC
Its:	General Partner

By:	/s/ Edward W. Lomicka
	Name:	Edward W. Lomicka
	Title:	Vice President and Treasurer

CRESTWOOD HEALTHCARE, L.P.
By:	Crestwood Hospital, LLC
Its:	General Partner

By:	/s/ Edward W. Lomicka
	Name:	Edward W. Lomicka
	Title:	Vice President and Treasurer

Signature Page to Sixth Amendment to Receivables Loan Agreement